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                                                                   EXHIBIT 10.13

                            ASSET PURCHASE AGREEMENT


                  AGREEMENT made as of this 25th day of April, 2000, by and among LABAMERICA, INC., a Georgia corporation with a principal place of business at 5579 Chamblee-Dunwoody Road, Suite 143, Dunwoody, Georgia 30338 (the "Company"),GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT, BYRON M.G. SANFORD, AND RICHARD FISHER (collectively, the "Shareholders") and EMD ACQUISITION CORP., a Delaware corporation having an office at 5655 Peachtree Parkway, Norcross, Georgia 30092("Buyer").


                              W I T N E S S E T H:

         WHEREAS, Shareholders directly own 100% of the capital stock of the Company;

         WHEREAS, the Company desires to sell and the Buyer desires to purchase substantially all of the assets of the Company as a going concern which is presently doing business under the trade names of "LabAmerica" and "LabAmerica.com."

         NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto agree as follows:

                                    ARTICLE I

                PURCHASE AND SALE; REPRESENTATIONS AND WARRANTIES

                  SECTION 1. PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, the Company hereby sells, assigns and transfers to the Buyer and the Buyer hereby purchases and acquires from the Company, all of the right, title and interest of the Company in and to the Purchased Assets (as hereinafter defined) for a purchase price, which includes (i) $200,000 (the "Cash Purchase Price"), (ii) 60,000 shares of the common stock of Electronic Medical Distribution, Inc. ("Parent"), par value $0.0001 per share (the "Buyer Shares"), and (iii) certain revenue earn out warrants (the "Warrants") as set forth in Exhibit A (the "Purchase Price") and for the Assumption of the Assumed Liabilities (herein defined). The parties hereto agree to allocate the Purchase Price (and all other capital costs) among the Purchased Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit A. For purposes of this Agreement, "Business" shall mean the lab testing business conducted by the Company under the trade names of "LabAmerica," "LabAmerica.com" and "LabAnon."

         SECTION 2. REPRESENTATIONS OF THE COMPANY AND SHAREHOLDERS. The following agreements, representations and warranties are made by the Company and the Shareholders to the Buyer.


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                  (A) Corporate Matters; No Conflict. The Company is duly
         organized and validly existing under the laws of the State of Georgia. The Company maintains offices only at the site(s) listed on Exhibit A and has no operations other than from those site(s). The Company does not transact business related to the Business in any other jurisdiction. The Company has the corporate power to enter into this Agreement, to perform its obligations hereunder and to conduct its business as currently conducted. The execution, delivery and performance of this Agreement and the transactions contemplated hereby by the Company will not (i) conflict with or violate the provisions of any applicable law (including, without limitation, any bulk sales laws), rule or order, Articles or Certificate of Incorporation, by-laws or any other organizational or governing documents of the Company, (ii) conflict with or constitute a default under any agreement or contract by which the Company is bound or (iii) require the consent or approval of, or filing with, any governmental body or third party except as set forth on Exhibit C-5. The execution, delivery and performance by the Company of this Agreement has been duly authorized and approved by all requisite corporate action on the part of the Company and the Shareholders. Set forth on Exhibit B is a list of officers, directors, and shareholders of the Company, all trade names used by the Business and all jurisdictions in is which the Business conducted. This Agreement and the consummation of the transactions contemplated hereby have been approved by the board of directors of the Company, and the authorized officers of the Company named on Exhibit A are authorized and empowered by the Company to execute and deliver this Agreement in the name and on behalf of the Company.

                  (B)      Purchased Assets.

                           (i) All vendor and customer contracts,
                  confidentiality agreements, purchase and sales orders and other agreements to which the Company is a party and which relate in any manner to the Business and/or the relationship between the Company and the Customers (hereinafter defined), whether written or oral, shall be referred to herein collectively as the "Business Agreements". The Company has delivered to Buyer, on or before the Closing Date, true and correct copies of all Business Agreements Attached hereto as Exhibit C-1 are true and correct copies of the agreements which have been entered into between the Company and its Customers concerning the Business. Also attached as part of Exhibit C-1 is a schedule stating the identity of the Customer to each of those agreements which are in force and effect as of the Closing Date, together with a designation of which form of agreement each such Customer has entered into. Annexed as Exhibit C-2 is a copy of all Business Agreements between the Company and vendors or service providers, or which relate to any strategic partnerships, reselling arrangements or joint ventures between the Company and others, concerning the Business. Listed on Exhibit C-3 is a description of each equipment and personal property lease (collectively, the "Leases") to which the Company is a party and which relates to the Business. The Leases are also included within the definition of Business Agreements as said term is used herein. The Company does not own, lease or use any real estate in connection with the Business except the office and data facilities located at the Sites. Neither the Company nor, to the knowledge of the Company or the Shareholders, any other party, is in default under any Business Agreement and no other party to any


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                  Business Agreement has made any claim or given the Company notice of any dispute under any Business Agreement, except as set forth on Exhibit C-4. Each Business Agreement is in full force and effect and the Company has the right to assign the Business Agreements to the Buyer and its affiliates and the Company has obtained all required consents to the assignment and transfer thereof, except as set forth on Exhibit C-5. The Company is not the owner or lessee of any motor vehicles which are used in the Business. The Company does not own or lease any interest in any property or any equipment used in the Business, except as expressly stated on Exhibit C-3.

                           (ii) All of the tangible assets of the Company used
                  in the Business, including, without limitation, all machinery, office and other equipment, furniture, computers and related equipment, business machines, telephone systems, parts and accessories, e-mail addresses and Internet domain addresses presently utilized by the Company in the Business, shall be referred to herein collectively as the "Tangible Assets". Attached hereto as Exhibit E is a true and correct list or description of the Tangible Assets. As of the Closing Date, each of the Tangible Assets is in good and operable condition, reasonable wear and tear excepted.

                           (iii) All patents, trademarks, trade names, service
                  marks, service names, logos, designs, formulations, copyrights and other trade rights and all registrations and applications therefor, all know-how, trade secrets, technology or processes, and all computer programs, data bases and software documentation owned or used by the Company in the Business, other than off-the-shelf software licensed by the Company, shall be referred to herein collectively as the "Intellectual Property". Attached hereto as Exhibit F is a true and correct copy of all of the Intellectual Property. Such exhibit also indicates which of such items have been patented or registered or are in the process of application for same. The Company is not infringing on the rights of any third parties to Intellectual Property used, but not owned by, the Company. The Company has valid and fully-paid licenses for all off-the-shelf software used by the Company in its operation of the Business. Included among the Intellectual Property, among other things, are all trade names utilized by the Company in the Business, including, but not limited to, those trade names listed on Exhibit B. On the Closing Date, the Company will deliver to Buyer written proof in form and substance satisfactory to Buyer and its counsel that the Company will no longer do business under any of the trade or domain names listed on Exhibit B and further, within five (5) days of Closing, Company will cause to be filed in all applicable governmental or quasi-governmental offices, any required instruments to terminate any previously filed assumed name or similar certificates regarding such trade names. Promptly after such filing, the Company will deliver proof of said filing to Buyer.

                           (iv) The Company will deliver at the Closing a true
                  and complete copy of the Company's customer list as of the Closing Date relating to the Business which includes, in the case of each customer, the name of the customer, its billing and domain addresses, identity and contact information of each relevant contact person, a statement of the monthly or annual (as indicated) service charges relating to such customer and the Company's files regarding such Customer (the


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                  "Customer List"). All customers of the Company relating to the
                  Business, including without limitation, those customers included on the Customer List, together with the good will and business opportunities of the Company as it relates to the Business shall be referred to herein as the "Customers."

                           (v) As used herein, the term "Purchased Assets" shall
                  be defined as all classes of assets of the Company as shown on the Company's financial statement as of April 25, 2000 (annexed as Exhibit H) utilized by the Company to operate and maintain the Business, including, without limitation, the Business Agreements, the Tangible Assets, the Intellectual Property, the Customer List, the Customers and all other assets of the Company used in connection with the operation of the Business, wherever located, tangible or intangible, excluding, however, Excluded Assets (as defined below). The Purchased Assets are not subject to (i) any lien or encumbrance of any character whatsoever except as set forth on Exhibit M or (ii) any adverse claims by any third parties. At the Closing upon consummation of the transactions contemplated by this Agreement, Buyer will receive good and marketable title to the Purchased Assets, free and clear of all liens, claims and encumbrances of any character whatsoever, except as set forth on Exhibit M. The Purchased Assets include all rights, properties, interests and assets used by Company and/or necessary to permit Buyer to carry on the Business as presently conducted by the Company except for Excluded Assets.

                           (vi) The Company and the Shareholders reasonably
                  expect that the business represented by the Business Agreements will continue after the date hereof. Neither the Company nor the Shareholders have no any knowledge that any customers included on the Customer List, other than those listed on Exhibit G-1, intend to terminate their relationship with the Company or significantly reduce the amount of business they presently do with the Company.

                           (vii) Excluded Assets. The Company is not selling and
                  Purchaser is not buying or acquiring hereunder the following items ("Excluded Assets") which are not included in the defined term "Purchased Assets" which assets are listed on Exhibit L hereto.

                  (C) Financial Statements. The Company has delivered to the Buyer copies of the Company's financial statements for the fiscal year of the Company ended December 31, 1999. Attached hereto as Exhibit H are unaudited financial statements for the quarter ending March 31, 2000 which reflect the assets, liabilities, net worth, profit and loss, and cash flow of the Company with respect to the Business. All financial statements referred to herein are complete and correct in all material respects, present fairly the financial condition and results of operations of the Company as at the dates of such statements and have been prepared in accordance with generally accepted accounting principles. The books of account and records of the Company have been maintained in accordance with good business practice and reflect fairly all properties, assets, liabilities and transactions of the Company. The Company has no material liabilities or obligations of any kind (whether accrued, absolute, direct, indirect, contingent or otherwise) which are not fully accrued or reserved against in the Company's financial statements in accordance with generally accepted accounting principles. Except as set forth on Exhibit I the Company


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         has no bad debts as of the Closing Date. Since the last day of the
         Company's last fiscal year, the Company has conducted the Business only in the ordinary and usual course and has not experienced any material adverse change in the Business or the financial condition of the Company. Since March 31, 2000, the Company has had no loss in net monthly recurring revenue from the Business. Between April 30, 2000 and the Closing Date, the Company has not withdraw, expend or applied any cash or other assets of the Company, except in the ordinary course of operations of the Business of the Company in accordance with past practices of the Company, and that during such period no amounts have been paid to any officer, director or shareholder except for salaries. The books and records of the Company with respect to the Business relating to the fiscal year of the Business ending December 31, 1999, are adequate to permit an audit of the Business at and for the fiscal years then ended.

                  (D) Assumed Liabilities. The Buyer shall not be liable for and is not assuming any liabilities of the Company whatsoever, whether related or unrelated to the Purchased Assets, or whether arising under the Business Agreement or otherwise except as specifically listed on Exhibit J hereto (the "Assumed Liabilities"). The Company has no outstanding loans, borrowings, guarantees, or debt of any kind with respect to the Business and none of the Company's obligations have been guaranteed by any other person or entity.

                  (E) Existing Employment Arrangements. Except as set forth on Exhibit K the Company has no employment agreements, labor or collective bargaining agreements or employee benefit or welfare plans or retirement plans. All vacation pay, if any, due to employees of the Company who are employed in the Business has been fully paid by the Company, except as set forth on Exhibit K. No employees of the Company who are employed in the Business are entitled to any sick pay, except as set forth on Exhibit K. All vacation pay and sick pay due to employees of the Company who are employed in the Business and terminated by the Company in connection with the transactions contemplated by this Agreement shall be paid in full prior to the Closing Date. There are no pending or, to the knowledge of the Company, threatened strikes, job actions or other labor disputes affecting the Company or its employees and there have been no such disputes for the past three years. Also set forth on Exhibit K is a true and complete list of all employees of the Company employed in connection with the Business, which list provides, among other things, the name, residence address, title, job description and salary information concerning each employee.

                  (F) Claims, Litigation, Disclosure. There is no claim, litigation, tax audit, proceeding or investigation pending or, to the Company's knowledge, threatened against the Company, with respect to the Business or any of the Purchased Assets of the Company (including, any claims of infringement or actions of opposition with respect to Intellectual Property), nor does the Company know of any facts which would provide a basis for any such claim, litigation, audit, proceeding or investigation.

                  (G) Taxes. Except as specifically set forth on Exhibit I (the "Tax Liabilities"), the Company has correctly prepared and timely filed all Federal, state and local tax returns, estimates and reports, and paid all such taxes as and when due. For purposes of this paragraph, taxes shall mean all taxes, charges, fees, levies or other assessments of



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         any kind whatsoever (including, without limitation, income, franchise, sales, use and withholding taxes). The Company is not a party to any tax sharing agreement.

                  (H) No Other Agreements to Sell Assets or Business. The Company is not a party to any existing agreement which obligates the Company to sell to any other person or firm the Purchased Assets (other than sales in the ordinary course of business), to issue or sell any capital stock or any security convertible into or exchangeable for capital stock of the Company or to effect any merger, consolidation or other reorganization of the Company or to enter into any agreement with respect thereto.

                  (I) No Brokers. The only broker, leasing agent, finder or similar person or entity with whom the Company has made contact or had any dealings with or entered into any agreement, arrangement or understanding with concerning this Agreement and to whom the Company is responsible to pay a finder's fee, brokerage commission or similar payment in connection with the transactions contemplated by this Agreement is the party or parties listed in item 4 on Exhibit A, if any, and the Company shall be solely responsible for the payment of any such fee, commission or payment.

                  (J)      Environmental Compliance.

                           (i) Neither the Company nor any operator of the
                  Company's properties is in violation, or alleged to be in violation, of any federal, state or local judgment, decree, order, consent agreement, law (including common law), license, rule or regulation pertaining to environmental health or safety matters, including without limitation those arising under the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, as amended, Water Act, as amended, the Federal Clean Air Act, as amended, the Toxic Substances Control Act, or any state or local analogue (hereinafter "Environmental Laws").

                           (ii) The Company has not received a notice,
                  complaint, order, directive, claim or citation from any third party, including without limitation any federal, state or local governmental authority, indicating or alleging that the Company or any predecessor may have any liability or obligation under any Environmental Law.

                           (iii) (A) No portion of the property of the Company
                  has been used by any person for the generation, handling, processing, treatment, storage or disposal of Hazardous Materials except in accordance with applicable Environmental Laws; (B) no underground tank or other underground storage receptacle for Hazardous Materials, asbestos-containing materials or polychlorinated biphenyls are located on any portion of any location occupied by the Company each of which is listed as a Site on Exhibit A; (C) in the course of any activities conducted by the Company or its invitees, agents, contractors, licensees or employees in connection with the Business of the Company, no Hazardous Materials have been generated or are being used except in accordance with applicable Environmental Laws; and (D) there have been no releases (i.e., any past or present releasing,


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                  spilling, leaking, leaching, pumping, pouring, emitting,
                  emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Materials on, upon, into or from the property currently or formerly owned, operated or leased by the Company, which releases would have a material adverse effect on the value of any of the property or adjacent properties or the environment.

                           (iv) The execution, delivery and performance of this
                  Agreement is not subject to any Environmental Laws which condition, restrict or prohibit the sale, lease or other transfer of property or operations, including, without limitation, any so-called "environmental cleanup responsibility acts" or requirements for the transfer of permits, approvals, or licenses. There have been no environmentally related audits, studies, reports, analyses (including soil and groundwater analyses), or investigations of any kind performed with respect to the currently or previously owned, leased, or operated properties of the Company.

                           For purposes of this Section, "Hazardous Material"
                  shall mean any hazardous waste, as defined by 42 U.S.C. ss. 6903(5), any hazardous substances or wastes as defined by 42 U.S.C. ss. 9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss. 9601(33) or any toxic substances or wastes, oil or hazardous materials or other chemicals or substances regulated by any public or governmental authority.

                  (K) Year 2000. All information technology included in the Purchased Assets including, without limitation, in all products and services (i) provided by the Business, whether to third parties or for internal use or (ii) to the best of the Company's knowledge after reasonable investigation, used in combination with any information technology of its clients, customers, suppliers or vendors, accurately processes or will process date and time data (including, but not limited to, calculating, comparing, and sequencing) from, into and between the years 1999 and 2000 and the twentieth century and the twenty-first century, including leap year calculations and neither performance nor functionality of such technology will be affected by dates prior to, during and after the year 2000. The Purchased Assets do not include any obligations under warranty agreements, service agreements or otherwise to remedy any information technology defect relating to the year 2000.

                  (L) Licenses and Compliance with Laws. The Company and the Shareholders hold governmental or regulatory licenses, permits, consents or approvals in connection with the Business as described on Exhibit B. The Company is not in violation of any applicable law or regulation, or of any judgment, order, decree or other requirement of any court, tribunal or governmental body, or any agency or official acting in an official capacity, the violation of which, individually or in the aggregate, has or might reasonably be expected to have an adverse effect on the condition (financial or otherwise), results of operations, properties, assets, liabilities, business, or prospects of the Company. Without limiting the generality of the foregoing, the Company has always been and is currently in compliance with (i) all applicable rules and regulations (state or federal) governing reimbursement of health care costs under the federal Medicare system and all applicable similar state, local or other health care reimbursement systems including, without limitation, Medicaid and Champus programs, including, without limitation, the Stark


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         Law, the Medicare and Medicaid anti-kickback rules (42 U.S.C. "1320-7a and 1320-7b and all regulations pertaining thereto), the Medicare and Medicaid charge limitations and anti-discrimination rules (42 C.F.R. 405.501-405.515, and 42 C.F.R. 447.300 et seq.), and regulations governing Medicaid and Medicare participation by clinical laboratories (42 C.F.R. 493.1 et seq.), and (ii) all applicable laws and regulations pertaining to the operation of clinical laboratories, including without limitation the federal Clinical Laboratories Improvements Act and regulations pertaining thereto (42 U.S.C. 263a and 42 C.F.R. "1701 et seq.), the Georgia clinical laboratory laws and the Occupational Health and Safety Administration=s rules regarding blood borne pathogens (29 C.F.R. "1910.1030 et seq.), except to the extent that any such violations referred to in clauses (i) and (ii) above, individually or in the aggregate, has not had and would not reasonably be expected to have an adverse effect on the condition (financial or otherwise), results of operations, properties, assets, liabilities, business, or prospects of the Company.

                  (M) Investment. The Shareholders (i) understand that none of the Buyer Shares, the Warrants nor the common stock of Parent issuable pursuant to exercise thereto (collectively the "Securities") have not been, and will not be, registered under the Securities Act of 1933, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Securities solely for its own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning the Buyer, Parent, and BioShield Technologies, Inc. and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Securities, and (v) is able to bear the economic risk and lack of liquidity inherent in holding the Securities.

                  (O) True and Complete. No representation or warranty made by Company or the Shareholders in this Agreement, nor any statement, certificate or exhibit furnished by or on behalf of Company or the Shareholders pursuant to this Agreement, nor any document or certificate delivered to Buyer pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading. The Company and the Shareholders have not failed to disclose to Buyer any pending developments or circumstances of which it is aware which are reasonably likely to have a material adverse effect on the Business.

         SECTION 3. REPRESENTATIONS OF THE BUYER. Buyer represents and warrants to the Company as follows.

                  (A) Corporate Matters; No Conflict. Buyer is a wholly owned subsidiary of Parent. Each of the Buyer and Parent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is in good standing in each other jurisdiction in which it is doing business, except where failure to be in good standing would not have a material adverse effect on the business of Buyer or Parent, and has the corporate power to enter into this Agreement, to perform its obligations hereunder and to conduct its business as currently conducted. The execution, delivery and performance of this Agreement and the transactions contemplated hereby (and thereby) by the Buyer and Parent, respectively, will not (a) conflict


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with or violate the provisions of any applicable law, rule or order or the
Buyer's or the Parent's respective Certificate of Incorporation or by-laws, (b) conflict with or constitute a default under any agreement or contract by which the Buyer or Parent is bound or (c) require the consent or approval of, or filing with, any governmental body or third party. The execution, delivery and performance by the Buyer of this Agreement has been authorized and approved by all requisite corporate action on the part of the Buyer.

         (B) No Brokers. The only broker, leasing agent, finder or similar person or entity with whom the Buyer or Parent has made contact or had any dealings with or entered into any agreement, arrangement or understanding with concerning this Agreement and to whom the Buyer and/or the Parent is responsible to pay a finder's fee, brokerage commission or similar payment to is the party listed in item 5 on Exhibit A, if any, and Buyer shall be responsible for the payment of any such fee, commission or payment.

                                   ARTICLE II

                              PRECLOSING CONDITIONS


         SECTION 1. GENERAL. Each of the parties will use their best efforts to take all action and to do all things necessary, proper and advisable in order to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 2. NOTICES AND CONSENTS. The Company and the Shareholders will give all notices to third parties, and the Shareholders and the Company will use their best efforts to obtain all third party consents or approvals necessary to consummate the transactions contemplated by this Agreement. The Company and the Shareholders will give any notices to, make any filings with, and use its reasonable best efforts to obtain any necessary authorizations, consents, and approvals of governments and governmental agencies.

         SECTION 3. OPERATION OF BUSINESS. The Company will not engage in any practice, take any action, or enter into any transaction outside the ordinary and usual course of business through the Closing or the termination of this Agreement in substantially the same manner as such business has been conducted prior to the Closing. Without limiting the generality of the foregoing, the Company will not (i) except in connection with the consummation of the transactions contemplated hereby, declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, (ii) create or incur any obligation or liability which would constitute one of the Assumed Liabilities if in existence as of the Closing except in the ordinary course of business, or
(iii) issue any capital stock or securities, options warrants or other instruments convertible into the Company's securities, (iv) incur any indebtedness or make any capital expenditure or guarantee any indebtedness in excess of $20,000.

         SECTION 4. PRESERVATION OF BUSINESS. Through the earlier of the termination of this Agreement of the Closing, the Company will preserve its business and assets substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.


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         SECTION 5.        FULL ACCESS. The Company will permit representatives
of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to the Company.

         SECTION 6. NOTICE OF DEVELOPMENTS. Each party will give prompt written notice to the other party of any material adverse development causing a breach of any of its own representations and warranties set forth herein. No disclosure by any Party pursuant to this Section 6, however, shall be deemed to amend or supplement the Exhibits or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant. If any event, condition, fact or circumstance that is required to be disclosed under this Section 6 requires any change in the Exhibits or such event, condition, fact, or circumstance would require a change in the Exhibits assuming the Exhibits were dated as of such change, then the Company and the Shareholders shall promptly deliver an update to the Exhibits specifying such change.

         SECTION 7. EXCLUSIVITY. So long as this Agreement remains in effect, neither the Company nor the Shareholders will (i) solicit, initiate, or encourage the submission of any proposal or offer from any person or entity relating to the acquisition of any capital stock or other voting securities, or all or any portion of the assets of the Company whether such acquisition is structured as a merger, consolidation, or share exchange or asset purchase or
(ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person or entity to do or seek any of the foregoing.

         SECTION 8. BUYER'S LICENSE TO TARGET'S INTELLECTUAL PROPERTY. So long as this Agreement remains in effect Buyer shall have a nonexclusive license to use and an exclusive license to market, sell and license the use of any and all of the Intellectual Property of Company. The sale or licensing of the Company=s Intellectual Property may be conducted by Buyer in its own name or in the name of the Company, but all contracts, licenses and revenue from the sale or licensing of such Intellectual Property by Buyer shall be and remain the property of the Company prior to the Closing.

         SECTION 9. PAYMENT OF INDEBTEDNESS BY RELATED PARTIES. The Company and the Shareholders shall cause all indebtedness and other liability of each Shareholder, officer, director, and employee and each of their affiliates ("Related Parties") to be discharged and paid in full to the Closing.

         SECTION 10. ACCRUED PAY. All vacation pay and sick pay due to employees of the Company who are employed in the Business and terminated by the Company in connection with the transactions contemplated by this Agreement shall be paid in full prior to the Closing Date.

         SECTION 11. TAX LIABILITY. On or before the Closing Date, the Company shall pay off and satisfy any of the Tax Liabilities which are then due and payable or payable with respect to the Purchased Assets for the period ending on the Closing Date whether or not then due, and provide Buyer with evidence thereof in form satisfactory to Buyer and its counsel.

                                   ARTICLE III


                                 INDEMNIFICATION


         SECTION 1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

                  (A) The representations and warranties of the parties herein contained shall survive the closing of the purchase contemplated by this Agreement, notwithstanding any investigation at any time made by or on behalf of the other party, provided that any claims for indemnification in accordance with Article II, Section 2 below with respect to any representation or warranty must be made (and will be null and void unless made) on or before April 28, 2002 (except in the case of representations contained in Paragraphs (B)(v), (G), (I), (J), and (L) of Article I, Section 2 hereof, which must be made within six
         (6) months following the expiration of the applicable statute of limitations).

                  (B) The Shareholders and the Company jointly and severally hereby agree to indemnify and hold Buyer, Parent, and their respective officers, directors, stockholders, affiliates, employees, representatives and other agents harmless from and against any and all claims, liabilities, losses, damages or injuries, together with costs and expenses, including reasonable legal fees, arising out of or resulting from (i) any breach, misrepresentation or material omission of the representations and warranties made by the Company in this Agreement or in any Exhibit hereto or other documents delivered in connection herewith, (ii) any breach in any material respect by the Company, unless waived in writing by the Buyer, of any covenant or agreement contained in or arising out of this Agreement, or any other agreement delivered in connection herewith on the Closing Date, (iii) the Business conducted by the Company prior to the Closing Date and any actions or events associated therewith, (iv) any and all liabilities of the Company, other than the Assumed Liabilities, and (v) any failure by the Company to comply with any provisions of the bulk sales or similar laws of any jurisdiction which are applicable to this Agreement or the transactions contemplated hereby.

                  (C) Buyer hereby agrees to indemnify and hold the Company and the Shareholders harmless from and against any and all claims, liabilities, losses, damages or injuries, together with costs and expenses, including reasonable legal fees, arising out of or resulting from (i) any breach, misrepresentation or material omission in the representations and warranties made by the Buyer in this Agreement,
         (ii) any breach in any material respect by Buyer, unless waived in writing by the Company, of any covenant or agreement of Buyer contained in or arising out of this Agreement, or (iii) the Business as conducted by Buyer, after the Closing Date.

                  (D) Any party claiming a right to indemnification hereunder (the "Indemnified Party") shall give the other party from whom indemnification is sought (the "Indemnifying Party") prompt written notice of any claim, demand, action, suit, proceeding or discovery of fact (any of which shall be a "Claim") upon which the Indemnified Party intends to base a claim for indemnification under this Article III,
         Section 2, provided, however, that no failure to give such notice shall excuse any

         Indemnifying Party from any obligation hereunder except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnified Party shall not settle or compromise any Claim by a third party without the prior written consent of the Indemnifying Party, which will not be unreasonably withheld or delayed, unless suit in respect of such Claim shall have been instituted against the Indemnified Party and the Indemnifying Party shall not have chosen to participate in the defense of such suit after notification thereof if the Indemnifying Party is entitled to participate under paragraph (E) of this Section.

                  (E) In connection with any Claim resulting from or arising out of any claim or legal proceeding by a third party, the Indemnifying Party, may, upon written notice to the Indemnified Party within 15 days following the Indemnified Party's notice of the Claim, assume the defense of any such action with its own counsel and its own expense if the Indemnifying Party acknowledges to the Indemnified Party in writing its obligation to indemnify the Indemnified Party pursuant to this
         Article III, Section 2 in respect of such Claim; provided, however, that such counsel is reasonably acceptable to the Indemnified Party and provided, further, that if, in the reasonable opinion of the Indemnified Party, for any conflict of interest that may arise between the Indemnifying Party and the Indemnified Party, the Indemnified Party may retain independent counsel at the expense of the Indemnifying Party. If the Indemnifying Party assumes the defense or prosecution of any such action or proceeding, it shall take all steps reasonably necessary in the defense, prosecution and settlement of such action or proceeding. The Indemnifying Party shall not, in the defense or prosecution of any such action or proceeding except with the written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, a release by the third party of the Indemnified Party from all liability in respect of the matter which is the subject of such action or proceeding. The Indemnified Party shall cooperate in the defense or prosecution of any such action or proceeding; provided that the Indemnifying Party shall pay or reimburse the Indemnified Party for any actual costs or expenses attributable to such cooperation.

                  (F) The obligations of the Company pursuant to paragraph (B) of this Section and the obligations of the Buyer pursuant to paragraph
         (C) of this Section shall, in each case be limited to an aggregate amount not in excess of the Purchase Price. Neither the Company nor the Buyer shall make any Claim hereunder unless and until the aggregate amount of such Claim exceeds $25,000; provided, however, that if the aggregate amount of Claims by the Buyer or the Company, respectively, exceeds $25,000, the obligations of the Company or the Buyer, respectively, hereunder shall be with respect to the entire amount of such Claims.

                                   ARTICLE IV

                        CONDITIONS TO OBLIGATION TO CLOSE

         SECTION 1. CONDITIONS TO OBLIGATION OF THE BUYER. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing shall be absolute and unconditional, provided:

                  (i) the representations and warranties of Shareholders and the Company set forth herein shall be true and correct in all material respects at and as of the Closing Date;

                  (ii) the Company and the Shareholders shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

                  (iii) the Company and Shareholders shall have given all notices and procured all of the material third Person consents and approvals specified herein;

                  (iv) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein, by reason of any action or failure to act of the Company or the Shareholders, an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of the Buyer to own the Purchased Assets or to operate the any business included as part of the Purchased Assets;

                  (v) the Shareholders and the Company shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in this ARTICLE IV, Section 1 (i)-(iv) have been satisfied in all respects;

                  (vi) the Board of Directors of Parent shall have approved the transactions described in this Agreement; and

                  (vii) all actions to be taken by the Shareholders in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby, including, but not limited to, those matters identified in Article V, Section 2 are reasonably satisfactory in form and substance to the Buyer.

The Buyer may waive any condition specified in this ARTICLE IV, Section 1 if it executes a writing so stating at or prior to the Closing.

         SECTION 2. CONDITIONS TO OBLIGATION OF THE SELLERS. The obligation of the Sellers to consummate the transactions to be performed by it in connection with the Closing shall be absolute and unconditional, provided:

                  (i) the representations and warranties of the Buyer set forth herein shall be true and correct in all material respects at and as of the Closing Date;

                  (ii) the Buyer shall have performed and complied with all of its covenants and agreements hereunder in all material respects through the Closing Date;

                  (iii) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein by reason of any action or failure to act of Buyer, an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation;

                  (iv) the Buyer shall have delivered to the Shareholders a certificate to the effect that each of the conditions specified above in this ARTICLE IV, Section 2 (i)-(iii) have been satisfied in all respects;

The Shareholders may waive any condition specified in this ARTICLE IV, Section 2 if it executes a writing so stating at or prior to the Closing.

                                    ARTICLE V

                        CLOSING AND DELIVERIES AT CLOSING

         SECTION 1. CLOSING. The closing of the purchase and sale of the transaction contemplated herein shall take place on or about May 3,, 2000 (the "Closing"), at the offices of Sims Moss Kline & Davis LLP, located at 400 Northpark Town Center, Suite 310, 1000 Abernathy Road, NE, Atlanta, Georgia 30328 at 10:00 a.m. The deliveries described in Section 2 and 3 of this Article V shall be made at the Closing.

         SECTION 2. DELIVERIES BY THE COMPANY. On the Closing Date, the Shareholders and the Company will deliver, or cause to be delivered, to the Buyer the following:

                  (A) Such instruments of transfer or conveyance executed by the Company, as Buyer may reasonably request in order to convey and transfer to Buyer good and marketable title to all of the Purchased Assets, free and clear of all liens, claims, encumbrances and other charges, including, without limitation, an Assignment Agreement and a Bill of Sale.

                  (B) Physical delivery of all Tangible Assets by making them available at the Sites listed on Exhibit A, together with any and all warranties, manuals, instructions, and other literature in the possession of the Company relating to the ownership or operation of the Tangible Assets. In addition, such notices to telephone companies and others required to transfer the Company's e-mail addresses and domain addresses, used in the Business to Buyer.

                  (C) Physical delivery of all original or certified copies of documentation concerning the Intellectual Property, including, without limitation, registrations and applications of any patents, trademarks or service marks, original artwork, data bases, computer programs and software.

                  (D) The following corporate documentation:

                           (i) The Company's Articles or Certificate of
                  Incorporation certified as of a date within five (5) days prior to the Closing Date by the Secretary of State of the state of the Company's organization;

                           (ii) The Company's By-Laws certified as of the
                  Closing Date by the President or Secretary of the Company as being in full force and effect and unmodified; and

                           (iii) Corporate Resolutions of the Board of Directors
                  and Shareholders of the Company, approving this Agreement and all the transactions contemplated hereby, certified by the President or Secretary of the Company as being in full force and effect and unmodified.

                  (E) The opinion of counsel to the Company and Shareholders, in a form acceptable to Buyer and its counsel.

                  (F) Evidence in form satisfactory to Buyer and its counsel that the Tax Liabilities, if any, have been paid off and satisfied.

                  (G) The Noncompetition Agreements for each of the Company and the Shareholders, in substantially the form as Exhibit N attached hereto.

                  (H) Copies of written proof in form and substance satisfactory to Buyer and its counsel that the Company will no longer do business under any of the trade and domain names listed on Exhibit B as required pursuant to Article I, Section 2, Paragraph (B) (iii) hereof.

                  (I) The Company shall use its best efforts to deliver a Non-Disclosure and Intellectual Property Agreement in a form to be provided by Buyer prior to the Closing, executed by each employee of the Company who will be employed by Buyer or its affiliate immediately following the Closing.

                  (K) Notices of termination of all employees of the Company employed in connection with Business satisfactory to Buyer, which notices will be delivered to the employees concurrently with the Closing.

                  (L) The Employment/Consultant Agreements of David Nelson and Gregory Smith, M.D., in substantially the form as Exhibit O attached hereto.

                  (M) Such notice or notices as Buyer may reasonably request in order to notify the customers included on the Customer List that the Business has been sold to Buyer.

         SECTION 3.        DELIVERIES BY THE BUYER.

         On the Closing Date, the Buyer will deliver, or cause to be delivered, to the Company the following:

                  (A) The Cash Purchase Price by cash, or certified or official bank check payable to the order of the Company, or by wire transfer of federal funds to the account of the Company, as the Company shall direct in writing on or before the Closing Date; provided, however, Buyer may, upon written agreement of all parties hereto, deduct from the Purchase Price and pay directly amounts due any creditor of the Company, including, without limitation, the Tax Liabilities (but excluding any amounts due for any of the Assumed Liabilities), in which event, evidence of such payment shall be presented at the Closing.

                           (B)      The Buyer Shares;

                  (D) Such instruments of assignment and assumption executed by the Buyer, as the parties hereto reasonably may determine necessary to effectuate the assignment to the Buyer of the Business Agreements and the assumption by Buyer of the Assumed Liabilities.

                  (E) Resolution of the Board of Directors of Buyer, authorizing the execution of this Agreement and the transactions contemplated hereby.

                  (F) The opinion of Sims Moss Kline & Davis LLP, outside counsel to the Buyer, in a form acceptable to the Company and its counsel.

                                   ARTICLE VI

                          OBLIGATIONS FOLLOWING CLOSING

         SECTION 1. FURTHER COOPERATION. The Company will, at any time and from time to time after the Closing Date, execute and deliver such further instruments of conveyance, transfer and license, and take such additional actions as Buyer, Parent or its successor and/or assigns, may reasonably request, to effect, consummate, confirm or evidence the transfer to Buyer of the Purchased Assets pursuant to this Agreement.

         SECTION 2.        TRANSITION ASSISTANCE AND ADJUSTMENTS.

                  (A) The Company shall cooperate and provide assistance to the Buyer as shall be reasonably necessary during the transition of the Business and the Purchased Assets from the Company to the Buyer, or its successors and/or assigns, after the Closing Date.

                  (B) Buyer and its successors and/or assigns shall have the right at any time and from time to time upon reasonable notice and during normal business hours to examine and make copies of all corporate books, records and other documents of the Company and generated prior to the Closing Date, which documents will be maintained by the Company for a period of five (5) years after the Closing Date.

                  (C) The Company will reasonably cooperate with Buyer in notifying the customers included on the Customer List that the Business has been sold to Buyer, including, without limitation, executing any additional notices which Buyer may reasonably request. The Company will not, directly or indirectly, take any action which is designed or intended to have the effect of discouraging customers, suppliers or vendors and other business associates of the Business, from maintaining the same business relationships with Buyer or its successors and/or assigns after the Closing Date as were maintained with the Company with respect to the Business prior to the Closing Date.

                  (D) The Buyer shall collect all Closing Accounts Receivable following the Closing Date Receivable of the Company. If payment of any Closing Account Receivable is received by the Company, it shall promptly forward to Buyer the full amount so received for the Buyers benefit. The Company will cooperate with Buyer in establishing a bank account of Buyer in the name of ["LabAmerica"] in order to facilitate the negotiation of checks received from customers of the Company after the Closing.

                  (E) All of the Company's right, title and interest in and to the name "LabAmerica" constitutes a Purchased Asset and has been transferred to the Buyer in accordance with this Agreement. Following the Closing, neither the Company nor any affiliate of the Company (as defined under federal securities laws), shall not use the name "LabAmerica" or any confusingly similar name to said trade name in any trade or business. The Company expressly acknowledges, understands and agrees (i) that remedies at law for any breach of this Article VI,
         Section 2((E) will be inadequate, (ii) that the damages resulting from such breach are not readily susceptible to measurement in monetary terms and (iii) that the Buyer shall be entitled to immediate injunctive relief and may obtain temporary and permanent orders restraining any threatened or further breach of this Article VI,
         Section 2(E) by the Company. The Company has been advised by its counsel with respect to the meaning and effect of this Article VI,
         Section 2(E).


                                   ARTICLE VII

                                   TERMINATION

         SECTION 1. TERMINATION EVENTS. This Agreement may be terminated prior to the Closing:

                  (i) By the Buyer if (i) there is a material breach of any covenant or obligation of the Company or any of the Shareholders, or
         (ii) the Buyer reasonably determines that the timely satisfaction of any condition set forth in this Agreement has become impossible or impractical (other than as a result of any failure on the part of Buyer to comply with or perform its covenants and obligations under this Agreement);

                  (ii) by the Company if (i) there is a material breach of any covenant or obligation of the Buyer or (ii) the Company reasonably determines that the timely satisfaction of any condition set forth in this Agreement has become impossible or impractical (other than as a result of any failure on the part of the Company or any of the Shareholders to comply with or perform any covenant or obligation set forth in this Agreement);

                  (iii) by the Buyer if the Closing has not taken place on or before May31, 2000 (other than as a result of any failure on the part of Buyer to comply with or perform its covenants and obligations under this Agreement);

                  (iv) by the Company if the Closing has not taken place on or May 31, 2000 (other than as a result of the failure on the part of the Company or any of the Shareholders to comply with or perform any covenant or obligation set forth in this Agreement);

                  (v) by the Buyer if the Company, Shareholders or any of its representatives has given Buyer materially false or misleading information or representations in writing or failed to disclose in writing material information regarding Company;

                  (vi) The Company files a bankruptcy petition or a bankruptcy petition is filed against the Company or the Company makes a general assignment for the benefit of creditors, and such petition or assignment is not removed or terminated within a period of 45 days after such filing or assignment;

                  (vii) A receiver or similar official is appointed for the Company's business and such appointment is not terminated within a period of 45 days after such appointment, or the business is terminated; and

                  (viii) Any judgments or arbitration awards are entered against Seller, or Seller enters into any settlement agreements with respect to any litigation or arbitration, in an aggregate amount of $50,000 or more in excess of any insurance coverage therefor; or

                  (ix) by the mutual consent of the Company, Shareholders and the Buyer.


         SECTION 2. TERMINATION PROCEDURES. If Purchaser wishes to terminate this Agreement pursuant to this ARTICLE VII, Purchaser shall deliver to Seller a written notice stating that Purchaser is terminating this Agreement and setting forth a brief description of the basis on which Purchaser is terminating this Agreement. If Seller wishes to terminate this Agreement pursuant to ARTICLE VII, Seller shall deliver to Purchaser a written notice stating that the Agent is terminating this Agreement and setting forth a brief description of the basis on which Seller is terminating this Agreement. In the event that the alleged breach is curable, the alleged breaching party shall have a thirty (30) day period from the date of such written notice to cure any such breach.

         SECTION 3. NONEXCLUSIVITY OF TERMINATION RIGHTS. The termination rights provided in Article VII shall not be deemed to be exclusive. Accordingly, the exercise by any party of its right to terminate this Agreement pursuant to ARTICLE VII shall not be deemed to be an election of remedies and shall not be deemed to prejudice, or to constitute or operate as a waiver of, any other right or remedy that such party may be entitled to exercise (whether under this Agreement, under any other agreement, under any statute, rule or other legal requirement, at common law, in equity or otherwise).


                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 1. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by the laws of the Georgia.. The parties hereto submit and consent to the exclusive jurisdiction of the state courts of the State of Georgia in Fulton County and the federal courts located therein with respect to any legal actions relating to this Agreement, or any other agreements delivered in connection herewith, between the Company, on the one hand, and the Buyer , on the other hand, and any transactions contemplated thereby.

         SECTION 2. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         SECTION 3. CONFIDENTIALITY. The Company, on the one hand, and the Buyer, on the other hand, each agree not to disclose or use any information acquired by it about the other party during the course of the negotiations of this Agreement and the transactions to which it relates which is confidential in nature or not otherwise generally available to the public without the prior written consent of such other party unless required to do so by applicable law or regulation or by order of a court of competent jurisdiction or an administrative agency. Each party shall be liable for any breach by its respective employees, officers, directives, shareholders, agents and/or contractors of the provisions of this Section.

         SECTION 4. AMENDMENTS. This Agreement supersedes any prior contracts relating to the subject matter hereof between the Buyer, Parent, the Shareholders and the Company. This Agreement cannot be changed, modified or amended and no provision or requirement hereof may be waived without the consent in writing of the parties hereto.

         SECTION 5. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Each provision of this Agreement shall be deemed to be the agreement of the parties hereto to the full extent that the power to enter into such provisions shall have been conferred on the parties by law.

         SECTION 6. BENEFIT; ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties, their successors and permitted assigns. This Agreement may not be assigned or the duties of the parties hereunder delegated to others without the prior written consent of all parties hereto, except that Buyer may assign its rights, duties and obligations hereunder to Parent or an affiliate of Buyer or Parent without the Shareholders' and Company's consent.

         SECTION 7. CONSTRUCTION. All exhibits annexed hereto are hereby incorporated herein by reference and made a part of this Agreement. Whenever used in this Agreement and the context so requires, the singular shall include the plural and the plural shall include the singular.


         SECTION 8. IMPUTED KNOWLEDGE. Any reference in this Agreement to the "knowledge of" the Company, or words of similar import, the knowledge of any and all of the officers or directors of the Company (including, without limitation, its President, Gregory Smith; its executive Vice President, David Nelson; and Webmaster, Gordon Schuchardt) shall be imputed to be the knowledge of the Company. Any reference in this Agreement to the "knowledge of" the Buyer, or words of similar import, the knowledge of its officers and directors (including, without limitation, Buyer's President, Timothy C. Moses) shall be imputed to be the knowledge of the Buyer.



                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                              EMD ACQUISITION CORP.



                              By:
                                 ---------------------------------------
                                       Timothy C. Moses, President


                              LABAMERICA, INC.



                              By:
                                 ---------------------------------------
                                       Gregory Smith, President


                              SHAREHOLDERS:


                              -----------------------------------------
                              David Nelson


                              -----------------------------------------
                              Gordon Schuchardt


                              -----------------------------------------
                              Gregory Smith, M.D.


                              -----------------------------------------
                              Byron M.G. Sanford


                              -----------------------------------------
                              Richard Fisher

                            DESCRIPTION OF EXHIBITS:


Exhibit A     -   Basic Provisions

Exhibit B     -   Officers; Directors; Trade Names; Jurisdictions, Licenses; Permits

Exhibit C-1   -   Forms of Business Agreements with Customers

Exhibit C-2   -   Copy of all Business Agreements

Exhibit C-3   -   Leases

Exhibit C-4   -   Claims of Disputes Under Business Agreements

Exhibit C-5   -   Consents to Transfer or Assign Not Obtained

Exhibit D     -   Litigation

Exhibit E     -   Tangible Assets

Exhibit F     -   Intellectual Property

Exhibit G     -   Customer List and Related Information

Exhibit G-1   -   Customer Terminations

Exhibit H     -   Financial Statements

Exhibit I     -   Bad Debts and Tax Liabilities of the Company

Exhibit J     -   Assumed Liabilities

Exhibit K     -   Existing Employment Agreements, Labor or Collective Bargaining Agreements,
                  Employee Benefit or Welfare Plans, Retirement Plans, Description of Employees

Exhibit L     -   Excluded Assets

Exhibit M     -   Liens; Encumbrances

Exhibit N     -   Noncompetition Agreements for the Company and the Shareholders

Exhibit O     -   Employment/Consulting Agreements for each of  David Nelson and Gregory Smith, M.D._

Exhibit P     -   Warrant Agreement for each of Shareholders

                                    EXHIBIT A
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.


BASIC PROVISIONS

1.       Name of Buyer:    EMD ACQUISITION CORP.

2.       Name of Company:  LABAMERICA, INC.

         (a)      State of Incorporation of Company: Georgia

         (b)      Authorized Officers of the Company:

                  Gregory Smith, M.D., President
                  David Nelson, Secretary
                  Gordon Schuchardt, Treasurer

         (c) Address of each Site from which the Company conducts the Business:

         5579 Chamblee Dunwoody Road, Suite 143; Dunwoody, Georgia  30338


3.       Purchase Price:   $200,000 in cash
                                    60,000 shares of EMD
                                    Performance Warrants attached as Exhibit P

4.       Company's Broker: None

5.       Buyer's Broker: None

6.       Allocation of Purchase Price among Purchase of Assets:
                   As determined by Buyer

                                    EXHIBIT B
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.



OFFICERS: Gregory Luke Smith, MD., President; David Nelson, Secretary; Gordon Schuchardt, Treasurer




DIRECTORS: Gregory Luke Smith, MD., David Nelson, Gordon Schuchardt




SHAREHOLDERS: Gregory Luke Smith, M.D. (353 shares or 35.3 %), David Nelson (303 shares or 30.3%), Gordon Schuchardt (303 shares or 30.3 %), Byron M. G. Sanford, Esq. (20.5 shares or 2.05%), Richard Fisher, CPA (20.5 shares or 2.05%)



TRADE NAMES: LabAmerica.com (non-registered); LabAmerica (registered with Network solutions); LabAnon (registered network solutions)




JURISDICTIONS IN WHICH COMPANY IS DOING BUSINESS:  Georgia




GOVERNMENT OR REGULATORY LICENSES, PERMITS, CONSENTS, OR APPROVALS HELD BY THE COMPANY AND THE SHAREHOLDERS

None

                                   EXHIBIT C-1
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.


FORMS OF BUSINESS AGREEMENTS WITH CUSTOMERS

         NONE



PERSONAL PROPERTY LEASES:  None








EQUIPMENT LEASES: None

                                   EXHIBIT C-2
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.




COPIES OF ALL BUSINESS AGREEMENTS AND VENDOR/SERVICE PROVIDER AND OTHER
AGREEMENTS:

1. "Flash Cash" Agreement between LabAmerica and Western Union is annexed hereto.

2.       Pricing Agreement between LabAmerica and Quest is annexed hereto.

                                   EXHIBIT C-3
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.


LEASES  None

                                   EXHIBIT C-4
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.



CLAIMS OF DISPUTES UNDER BUSINESS AGREEMENTS

None

                                   EXHIBIT C-5
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.





CONSENTS TO TRANSFER AND ASSIGNMENT NOT OBTAINED

NONE

                                    EXHIBIT E
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.


TANGIBLE ASSETS

ALL TANGIBLE AND INTANGIBLE PROPERTY OWNED OR LEASED BY THE COMPANY , INCLUDING, BUT NOT LIMITED TO, ALL FURNITURE, FIXTURES AND EQUIPMENT, ACCOUNTS RECEIVABLE, NOTES RECEIVABLE, CONTRACTS, INTELLECTUAL PROPERTY AND THE LIKE.


TELEPHONE NUMBERS:

770-662-5325
--------------------------


FACSIMILE NUMBERS:

1-800-590-9741
--------------------------


INTERNET DOMAIN ADDRESSES:

WWW.LABAMERICA.COM
WWW. LABANON.COM__________________________

                                    EXHIBIT F
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.



INTELLECTUAL PROPERTY

 WWW.LABAMERICA.COM
www.labanon.com

                                    EXHIBIT G
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.




CUSTOMER LIST AND RELATED INFORMATION

This list will be provided at closing, but is not attached due to the confidential nature of the Customer list and related information.

                                   EXHIBIT G-1
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.




CUSTOMER TERMINATIONS

None terminated

                                    EXHIBIT H
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.




FINANCIAL STATEMENTS


ATTACHED HEREWITH

                                    EXHIBIT I
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.



BAD DEBTS AND TAX LIABILITIES OF THE COMPANY:

         None - see accountants letters attached

                                    EXHIBIT J
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.


ASSUMED LIABILITIES: None

                                    EXHIBIT K
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.




EXISTING EMPLOYMENT AGREEMENTS, LABOR OR COLLECTIVE BARGAINING AGREEMENTS AND EMPLOYEE BENEFIT OR WELFARE PLANS AND RETIREMENT PLANS


None



DESCRIPTION OF EMPLOYEES


Gregory Smith, M.D. - Medical Director
David Nelson - Director of Operations
Gordon Schuchardt - Web Master

                                    EXHIBIT L
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.


EXCLUDED ASSETS - None, except accounts or notes payable and all other indebtedness by or obligations by the Company of any kind or any claims, damages or liabilities incurred by the Company of any kind prior to the Closing including, but not limited to taxes of any kind.

                                    EXHIBIT M
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.




LIENS; ENCUMBRANCES - None

                                    EXHIBIT N
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.



NONCOMPETITION AGREEMENTS


None

                                    EXHIBIT O
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.


EMPLOYMENT/CONSULTANT AGREEMENTS FOR EACH OF DAVID NELSON AND  GREGORY SMITH, MD

         SEE ANNEXED

                                    EXHIBIT P
                                       TO
                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                 GREGORY SMITH, DAVID NELSON, GORDON SCHUCHARDT,
                     BYRON M.G. SANFORD, AND RICHARD FISCHER
                                       AND
                              EMD ACQUISITION CORP.
                                       AND
                                LABAMERICA, INC.


WARRANT AGREEMENT FOR EACH OF SHAREHOLDERS:

LABAMERICA SHAREHOLDERS, IN AGGREGATE BASED ON THEIR PRO-RATA RESPECTIVE OWNERSHIP INTERESTS IN THE COMPANY AS DESCRIBED IN THESE EXHIBITS, ARE ENTITLED TO RECEIVE WARRANTS TO PURCHASE COMMON STOCK OF PARENT, COMPUTED IN THE FOLLOWING MANNER:

FIFTEEN PERCENT WARRANT COVERAGE (15%) BASED UPON THE TWELVE (12) MONTHS RETAIL REVENUES OF LABAMERICA ACTUALLY RECEIVED BY THE COMPANY, BEGINNING MAY 1, 2000. SUCH WARRANT COVERAGE IS COMPUTED BY MULTIPLYING SUCH DEFINED PERIOD REVENUES BY 15% (.15) AND DIVIDING THE WARRANT COVERAGE AMOUNT BY THE TRADING PRICE OF THE PARENT'S COMMON STOCK ON APRIL 30, 2001.

TRADING PRICE IS DEFINED AS THE FIVE DAY AVERAGE OF THE CLOSING ASK PRICE OF THE PARENT'S COMMON STOCK AS TRADED ON A NATIONAL SECURITIES EXCHANGE. IF THE COMPANY IS NOT SO TRADED PUBLICLY, TRADING PRICE IS DEFINED AS THE MOST RECENT PRICE THE COMPANY SOLD ITS COMMON STOCK, IN A PRIVATE TRANSACTION, PRIOR TO APRIL 30, 2001.

THE EXERCISE PRICE FOR SUCH WARRANTS WILL BE THE TRADING PRICE